UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 24, 2003
(Date of earliest event reported)

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8888 Camp Hill PA, 17011	17001-8888
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 24, 2003, Harsco Corporation issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Harsco Corporation (Registrant)
April 24, 2003 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari Senior Vice President, Chief Financial Officer & Treasurer